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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 3, 2002



                      Champion Enterprises, Inc.
       -------------------------------------------------------
       (Exact name of registrant as specified in its charter)



                              Michigan
           ---------------------------------------------
           State or other jurisdiction of incorporation



            1-9751                            38-2743168
     ----------------------        --------------------------------
     Commission File Number        IRS Employer Identification No.


     2701 Cambridge Court, Suite 300, Auburn Hills, Michigan 48326
     -------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090


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Item 5.  Other Events.
         -------------

     On April 3, 2002 the Registrant issued a press release, which is attached as Exhibit 99.










Item 7.  Exhibits.


Exhibit
Number.

99       Press release dated April 3, 2002.


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                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ ANTHONY S. CLEBERG
                                   Anthony S. Cleberg
                                   Executive Vice President and
                                   Chief Financial Officer



April 3, 2002


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                          INDEX TO EXHIBITS




Exhibit No.                 Description


   99           Press release dated April 3, 2002